Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

TGIF	SoFi Weekly Income ETF
WKLY	SoFi Weekly Dividend ETF
ENRG	SoFi Smart Energy ETF
each listed on NYSE Arca, Inc.

BYOB TWEB	SoFi Be Your Own Boss ETF SoFi Web 3 ETF
each listed on The Nasdaq Stock Market, LLC

Supplement dated February 9, 2024

to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”) dated
June 28, 2023

Tidal Investments LLC (“Tidal”), the investment adviser to the SoFi Weekly Income ETF, SoFi Weekly Dividend ETF, SoFi Smart Energy ETF, SoFi Be Your Own Boss ETF and SoFi Web 3 ETF (each, a “Fund,” and collectively, the “Funds”), in connection with Social Finance, Inc. (“SoFi”), the Funds’ sponsor, recommended to the Board of Trustees (the “Board”) of Tidal ETF Trust the closure and liquidation of each of the Funds.  Tidal and SoFi recommended liquidation of the Funds due to each Fund’s lack of sufficient asset growth. The Board determined, after considering the combined recommendation of Tidal and SoFi, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Funds as described below.

Each of the SoFi Weekly Income ETF and SoFi Weekly Dividend ETF pay out dividends and interest income, if any, weekly. In connection with the liquidation, distributions will not be made after February 20, 2024. Shares of the SoFi Weekly Income ETF, SoFi Weekly Dividend ETF and SoFi Smart Energy ETF will cease trading on the NYSE Arca, Inc. (the “NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on February 20, 2024 (the “Closing Date”). Shares of the SoFi Be Your Own Boss ETF and SoFi Web 3 ETF will cease trading on the NASDAQ Stock Market, LLC (“NASDAQ”) and will be closed to purchase by investors as of the close of regular trading on the NASDAQ on the Closing Date. The Funds will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from February 20, 2024 through February 23, 2024 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, Tidal will be in the process of closing down and liquidating each Fund’s portfolio. This process will result in each Fund increasing its cash holdings, and each Fund will no longer be pursuing its investment objective and principal investment strategy.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing that Fund. Once a Fund’s distributions are complete, it will terminate.

For more information, please contact the Funds at (877) 358-0096.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.